                                                                   Exhibit 10.12

Form:     07SL                      SUBLEASE           Leave this space clear.
Licence:  01-11-030                                    Affix additional pages to
Licensee: Blake Dawson          NEW SOUTH WALES        the top left-hand corner.
          Waldron            REAL PROPERTY ACT 1900


                 PRIVACY NOTE: THIS INFORMATION IS LEGALLY REQUIRED AND WILL BECOME PART OF THE PUBLIC RECORD
                 -------------------------------------------------------------------------------------------------------------------
    STAMP DUTY   Office of State Revenue use only




                 -------------------------------------------------------------------------------------------------------------------
(A) HEAD LEASE   Y442223

                 -------------------------------------------------------------------------------------------------------------------
(B) TORRENS      Property leased: if appropriate, specify part or premises
    TITLE        Part Folio Identifier 3/733666
                 being part Ground Floor, 2 Lincoln Street, Lane Cove as per the annexed Plan.


                 -------------------------------------------------------------------------------------------------------------------
(C) LODGED BY    Delivery     Name, Address or DX and Telephone                                       CODE
                 Box
                 238N         Blake Dawson Waldron
                              DX 355 Sydney
                              Tel: 02 9258 6000                                                        SL
                              Reference (optional): LC.AGS.02-1329-8486
                 -------------------------------------------------------------------------------------------------------------------
(D) SUBLESSOR    LEGO AUSTRALIA PTY LIMITED
                 ACN 001 540 914


                 -------------------------------------------------------------------------------------------------------------------
                 The sublessor leases to the sublessee the property referred to above.

(E)              Encumbrances (if applicable): 1.               2.               3.
                 -------------------------------------------------------------------------------------------------------------------
(F) SUBLESSEE    ISOLAGEN AUSTRALIA PTY LIMITED
                 ACN 101 980 143


(G)              TENANCY:
                 -------------------------------------------------------------------------------------------------------------------

(H) 1. TERM   Two (2) years
    2. COMMENCING DATE    20 November 2002
    3. TERMINATING DATE   19 November 2004
    4. With an OPTION TO RENEW for a period of 1 year                                   set out in clause 17
    5. Together with and reserving the RIGHTS set out in    Annexure A
    6. Incorporates the provisions or additional material set out in ANNEXURE(S)    A                 hereto.
    7. Incorporates the provisions set out in MEMORANDUM filed at Land and Property Information New South Wales as No.
    8. The RENT is set out in item             7              of Annexure A

ALL HANDWRITING MUST BE           Page 1 of
IN BLOCK CAPITALS

     DATE                /       /
                    dd      mm       yyyy

(I)  See the last page of annexure A for execution.

                                  ----------------------------------------------
                                  | Note: where applicable, the sublessor must | | complete the statutory declaration below. |
                                  ----------------------------------------------

(J)  STATUTORY DECLARATION

     I

     solemnly and sincerely declare that-

     1. The time for the exercise of option to renew in expired sublease
        No.                                has ended:

     2. The sublessee under that sublease has not exercised the option.

     I make this solemn declaration conscientiously believing the same to be true and by virtue of the Oaths Act 1900.

     Made and subscribed at                       in the State of
     on                                         in the presence of-


     Signature of witness:                      Signature of sublessor:


     Name of witness:


     Address of witness:


     Qualification of witness:









                                   Page 2 of

This is the annexure "A" referred to in the sublease between Lego Australia Pty Limited as sublessor and Isolagen Australia Pty Limited as sublessee dated

                                    CONTENTS

1.   DEFINITIONS AND INTERPRETATION                              9

     1.1  Definitions                                            9
     1.2  Rules for interpreting this Lease                     15
     1.3  Business Days                                         16
     1.4  Multiple parties                                      16

2.   TERM                                                       16

     2.1  Term of Lease                                         16
     2.2  Holding over                                          16

3.   RENT AND RENT REVIEW                                       17

     3.1  Payment of Rent                                       17
     3.2  Rent reviews                                          17
     3.3  CPI rent review                                       17
     3.4  Market rent review                                    17
     3.5  Appointment of Valuer                                 18
     3.6  Determination by Valuer                               18
     3.7  Adjustment                                            19
     3.8  Percentage review                                     19

4.   OUTGOINGS                                                  19

     4.1  Variation of Lessee's Proportion                      19
     4.2  Payment of Lessee's Contribution                      19
     4.3  Notice from Lessor                                    19
     4.4  Lessor's estimate of Lessee's Contribution            20
     4.5  Adjustment                                            20

5.   GST                                                        20

     5.1  Payment of GST                                        20
     5.2  Reimbursements                                        20
     5.3  Indemnities                                           20

6.   LESSOR'S RIGHTS AND OBLIGATIONS                            21

     6.1  Quiet enjoyment                                       21
     6.2  Common Areas                                          21
     6.3  Services                                              21
     6.4  Lessor's work                                         22
     6.5  Lessor's right to enter Premises                      22
     6.6  Restricted access to Land                             23
     6.7  Dedication or easement                                23
     6.8  Rules                                                 23
     6.9  Benefit of Lessee's obligations                       23

     6.10  Superior interests                                         24
     6.11  Lessor may perform Lessee's obligations                    24
     6.12  No exclusive use                                           24
     6.13  Keys                                                       24

7.   LESSEE'S OBLIGATIONS                                             24

     7.1   General obligation                                         24
     7.2   Maintenance of Premises                                    25
     7.3   General prohibitions on Lessee                             26
     7.4   Notification of damage                                     27
     7.5   No alterations by Lessee                                   27
     7.6   Lessor's interest in Premises                              28
     7.7   Cost and risk of Lessee's obligations                      28
     7.8   Emergency access                                           28
     7.9   Interest on overdue money                                  28
     7.10  No overloading                                             29
     7.11  Business hours                                             29
     7.12  Cleaning                                                   30
     7.13  Upgrade of services                                        30
     7.14  Conveniences                                               30

8.   ENVIRONMENTAL ISSUES                                             30

     8.1   No representation                                          30
     8.2   Environmental obligations                                  31
     8.3   Indemnity and release                                      32

9.   INSURANCE, RISK AND INDEMNITIES                                  33

     9.1   Public liability                                           33
     9.2   Workers compensation                                       33
     9.3   Contents                                                   33
     9.4   Plate glass                                                33
     9.5   Proceeds of insurance                                      34
     9.6   Policies                                                   34
     9.7   Maintain insurance                                         34
     9.8   Lessee's risk                                              34
     9.9   Release of Lessor                                          34
     9.10  Indemnity                                                  35
     9.11  Continuing indemnity                                       35

10.  DAMAGE OR RESUMPTION                                             35

     10.1  Damage to Premises or Building                             35
     10.2  Damage caused by Lessee                                    36
     10.3  Lessor's rights not affected                               36
     10.4  Resumption                                                 36
     10.5  Dispute                                                    36

11.  ASSIGNMENT, SUBLEASE AND MORTGAGE                                37

     11.1  Restriction on assignment and other dealings               37

     11.2      General requirements                                   37
     11.3      Requirements for assignment                            38
     11.4      Requirements for sublease or licence                   38
     11.5      Change in control of Lessee                            38
     11.6      Mortgage or charge                                     38

12.  TERMINATION                                                      38

     12.1      Events of default                                      38
     12.2      Lessor's termination after default                     39
     12.3      Essential terms                                        39
     12.4      Breach of essential term                               40
     12.5      Lessor's entitlement to damages                        40
     12.6      Instituting proceedings                                40
     12.7      Lessor's other rights                                  41
     12.8      Lessee's obligations on termination                    41
     12.9      Storage of Lessee's Property                           41
     12.10     Directory                                              41

13.  POWER OF ATTORNEY                                                42

     13.1      Appointment of attorney                                42
     13.2      General                                                42
     13.3      Protected Power                                        42

14.  NOTICES                                                          43

     14.1      How to give a notice                                   43
     14.2      When a notice is given                                 43
     14.3      Address for notices                                    43

15.  GENERAL                                                          43

     15.1      Governing law                                          43
     15.2      Liability for expenses                                 44
     15.3      Giving effect to this Lease                            44
     15.4      Waiver of rights                                       44
     15.5      Operation of this Lease                                45
     15.6      Operation of indemnities                               45
     15.7      Lessor's consent                                       45
     15.8      No merger                                              45
     15.9      Exclusion of contrary legislation                      45
     15.10     Counterparts                                           46
     15.11     Compliance                                             46
     15.12     Exclusion of statutory provisions                      46
     15.13     Mitigation                                             46
     15.14     Payment after notice                                   46
     15.15     Lessee's warranty                                      46

16.  GUARANTEE AND INDEMNITY                                          47

     16.1      Definitions in this clause                             47
     16.2      Guarantee                                              47

     16.3  Indemnity                                                       47
     16.4  Protection and rights of Lessor                                 48

17.  OPTION TO RENEW                                                       49

     17.1  Grant of new lease                                              49
     17.2  Terms of new lease                                              49

18.  SECURITY DEPOSIT AND BANK GUARANTEE                                   50

     18.1  Security deposit                                                50
     18.2  Bank guarantee                                                  50

19.  CAR PARK LICENCE                                                      51

     19.1  Grant                                                           51
     19.2  Terms of Licence                                                51

20.  COMMON AREA LICENCE                                                   51

     20.1  Grant                                                           51
     20.2  Terms of Licence                                                51

21.  LESSEE'S WORKS                                                        52

22.  COMPLETION OF LEASE                                                   52

23.  LESSEE'S WORKS AND LESSEE'S FITOUT                                    52

     23.1  Lessee's drawings and specifications                            52
     23.2  Authorisations                                                  53
     23.3  Conditions regarding Lessee's Fitout                            53
     23.4  Insurance                                                       54
     23.5  Structural work or alterations to services                      54
     23.6  Preservation of Lessor's warranties                             54
     23.7  Occupation as licensee                                          54

Schedules

1    RULES                                                                 55

                               REFERENCE SCHEDULE

ITEM 1:                  LAND
(Clause 1.1)
                         Folio Identifier 3/733666

ITEM 2:                  LESSOR
(Clause 1.1)
                         Name:          LEGO AUSTRALIA PTY LIMITED
                         ACN:           001 540 914
                         Address:       C/- Laing & Simmons Commercial Level 6
                                        9 Castlereagh Street
                                        SYDNEY NSW 2000
                         Fax number:    (02) 9235 3004
                         Attention:     Mark Montgomery

ITEM 3:                  LESSEE
(Clause 1.1)
                         Name:          ISOLAGEN AUSTRALIA PTY LIMITED
                         ACN:           101 980 143
                         Address:       Ground Floor, 2 Lincoln Street,
                                        Lane Cove NSW 2066
                         Fax number:
                         Attention:     Jon Murphy

ITEM 4:                  PREMISES
(Clause 1.1)
                         Part Ground Floor, 2 Lincoln Street, Lane Cove as per the annexed Plan

ITEM 5:                  PERMITTED USE
(Clause 1.1, 7.1)
                         Commercial office, warehouse and laboratory space

ITEM 6:                  TERM
(Clause 1.1, 2.1)
                         (a) 2 years

                         (b) Commencing Date:  20 November 2002

                         (c) Terminating Date: 19 November 2004

ITEM 7:                  RENT
(Clause 3.1)
                         $155,547.05

ITEM 8:                                           (a) REVIEW DATES              (b) TYPE OF REVIEW
(Clause 3)               During Term:             Each anniversary of the       4%
                                                  Commencement Date

                         During First             Each anniversary of the       4%
                         Option:                  Commencement Date


ITEM 9:                  LESSEE'S PROPORTION
(Clause 1.1)
                         N/A

ITEM 10:                 OCCUPATION DATE
(Clause 7.2, 8.2)
                         20 November 2002

ITEM 11:                 PUBLIC LIABILITY INSURANCE
(Clause 9.1)
                         $20,000,000.00

ITEM 12:                 GUARANTOR
(Clause 1.1, 16)
                         N/A

ITEM 13                  FIRST OPTION
(Clause 17)
                         (a)  Option Term:        1 year

                         (b)  Commencing Date:    20 November 2004

                         (c)  Terminating Date:   19 November 2005

ITEM 14                  BUSINESS HOURS
(Clause 7.10)
                         24 hours 7 days


ITEM 15                  BANK GUARANTEE
(Clause 18.2)
                         N/A

ITEM 16                  SECURITY DEPOSIT
(Clause 18.1)
                         3 months Rent, Lessee's Proportion of Outgoings and GST on that amount which at the Commencement Date is $41,995.

1.   DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

     In this Lease unless the contrary intention appears:

     "ATTORNEY" means an attorney appointed under this Lease and any attorney's substitute or delegate.

     "AUTHORISATION" means:

     (a) an authorisation, consent, declaration, licence, permit, exemption, notarisation or waiver, however it is described; and

     (b) in relation to anything that could be prohibited or restricted by law if a Government Agency acts in any way within a specified period, the expiry of that period without that action being taken, including any renewal or amendment.

     "BUILDING" means all buildings and other improvements on the Land.

     "BUSINESS DAY" means a day that is not a Saturday, Sunday or public holiday in Sydney.

     "CAR PARK" means the part of the Land or Building (if provided by the Lessor) for the parking of motor vehicles and the part of the Land used to enter and exit that part of the Land or Building.

     "CHANGE OF CONTROL" means for a corporation, a change in:

     (a) Control of the composition of the board of directors of the corporation;

     (b) Control of more than half the voting rights attaching to shares in the corporation; or

     (c) Control of more than half the issued shares of the corporation (not counting any share which carries no right to participate beyond a specified amount in the distribution of either profit or capital).

     (a)  "COMMENCING DATE" means the date specified in Item 6(b).

     "COMMON AREAS" means the part of the Building which the Lessor intends for common use.

     "CONTAMINATED" has the same meaning given to it in the Contaminated Land Management Act 1997 (NSW).

     "CONTROL" means a power or control that is direct or indirect or that is, or can be, exercised as a result of, by means of or by the revocation or breach of a trust, an agreement, a practice, or any combination of them, whether or not they are enforceable. It does not matter whether the power or control is express or implied, formal or informal, exercisable alone or jointly with someone else.

"CORPORATIONS ACT" means the Corporations Act 2001 (Cth).

"COSTS" and "CLAIMS" means any:

(a)  duty, liability or obligation to any person;

(b)  cost or expense;

(c)  loss or damage; and

(d)  demand, notice, order or other requirement.

"CPI" means the Sydney Consumer Price Index (All Groups) published by the Commonwealth Statistician, or any similar index which replaces it.

"DANGEROUS GOOD" has the same meaning as in the latest edition of the Australian Code for the Transport of Dangerous Goods by Road and Rail.

"ENVIRONMENT" means all components of the earth, including:

(a)  land, air and water;

(b)  any layer of the atmosphere;

(c)  flora and fauna;

(d)  any organic or inorganic matter and any living organism including humans;

(e)  human made or modified structures and areas;

(f) the aesthetic characteristics of the components of the earth, including appearance, sound, odour, taste and texture; and

(g)  ecosystems with any combination of the above.

"ENVIRONMENTAL ASPECT" means the interaction, relationship or impact of an operation or activity with the Environment including, for example:

(a) impacts of operations or activities on items of heritage or endangered species; and

(b)  operations or activities causing Pollution or Contamination.

"ENVIRONMENTAL LAW" means any statute or common law:

(a) relating to the storage, handling or transportation of Waste, Dangerous Goods or Hazardous Material;

(b)  relating to occupational health and safety; or

(c) which has as one of its purposes or effects the protection of the Environment.

"ENVIRONMENTAL NOTICE" means any direction, order, demand, licence or other requirement from a Government Agency to take any action or refrain from taking any action in respect of the Premises or their use in connection with any Environmental Law.

"FIRST OPTION" means the Option Term, if any, referred to in Item 13(a).

"GOVERNMENT AGENCY" means:

(a)  a government or government department or other body;

(b)  a governmental, semi-governmental or judicial person; or

(c) a person (whether autonomous or not) who is charged with the administration of a law.

"GUARANTOR" means the party named in Item 12.

"GST" means the same as in the GST Law, and any applicable additional tax, penalty tax, fine, interest or other charge.

"GST LAW" means the same as "GST law" means in A New Tax System (Goods and Services Tax) Act 1999 (Cth).

"HAZARDOUS MATERIAL" means material which, because it is toxic, corrosive, flammable, explosive, or infectious or possesses some other dangerous characteristic, is potentially dangerous to the Environment when:

(a)  stored or handled; or

(b)  any part of the Environment is exposed to it.

"INSOLVENCY EVENT" means, for a person, being in liquidation or provisional liquidation or under administration, having a controller (as defined in the Corporations Act) or analogous person appointed to it or any of its property, being taken under section 459F(1) of the Corporation Act to have failed to comply with a statutory demand, being unable to pay its debts or otherwise insolvent, dying, ceasing to be of full legal capacity or otherwise becoming incapable of managing its own affairs for any reason, taking any step that could result in the person becoming an insolvent under administration (as defined in section 9 of the Corporations Act), entering into a compromise or arrangement with, or assignment for the benefit of, any of its members or creditors, or any analogous event.

"LAND" means the land described in Item 1.

"LEASE" means this sublease and any equitable lease or common law tenancy evidenced by this lease.

"LESSEE" means the party named in Item 3.

"LESSEE'S AGENTS" means every agent, employee, licensee, contractor and invitee of the Lessee.

"LESSEE'S CONTRIBUTION" means, in respect of an Outgoings Year, the Lessee's Proportion multiplied by the Outgoings for that Outgoings Year.

"LESSEE'S FITOUT" means the works to be carried by the Lessee to fitout the Premises and the Licensed Area in accordance with this Lease.

"LESSEE'S PROPERTY" means all the Lessee's fixtures, fittings, equipment, furnishings and other property of the Lessee in the Premises.

"LESSEE'S PROPORTION" means the Lettable Area of the Premises divided by the total Lettable Area of the Building which, on the Commencing Date, is the percentage specified in Item 9.

"LESSEE'S WORKS" means the works to the premises to be performed by the Lessee in accordance with clause 21.1.

"LESSOR" means the party named in Item 2.

"LESSOR'S ASSESSMENT" means the Lessor's written determination of the current market rent for the Premises from the relevant Review Date, having regard to the considerations listed in clause 3.6(a) and anything else the Lessor in its absolute discretion considers relevant.

"LESSOR'S PROPERTY" means all the Lessor's plant, equipment, fixtures, fittings, furnishings and other property of the Lessor on or in the Land or the Building.

"LETTABLE AREA" means the gross lettable area calculated by the Lessor's surveyor using the PCA method of measurement applicable on the date of calculation.

"LICENSED AREA" means that part of the Common Area adjacent to car parking bays 64 and 65.

"OCCUPATION DATE" means the date specified in Item 10.

"OPTION EXERCISE PERIOD" means the period beginning 9 months before and ending 3 months before the start of the relevant Option Term.

"OPTION TERM" means each period specified in Items 13(a), (d) and (g).

"OUTGOINGS" means all amounts assessable, chargeable, payable or incurred by the Lessor in respect of the Land or the control, management or maintenance of the Land (plus GST on those amounts to the extent that the Lessor does not receive an input tax credit for that GST) including, but not limited to, the following:

(a) (RATES AND LEVIES) all rates, rents, levies and other charges payable to any Government Agency;

(b) (TAXES) all imposts, duties, fees, deductions, compulsory loans or withholdings and taxes (excluding income tax and capital gains tax) payable to any Government Agency, including land tax on the basis assessed to the Lessor;

     (c) (INSURANCE) any insurance premium and other expense relating to any insurance policy in respect of the Land, its use and the Lessor's Property including, but not limited to, insurance in respect of industrial special risks, workers compensation, public liability, consequential loss and loss of rent insurance;

     (d)  (CLEANING) cleaning and disposal of refuse;

     (e)  (SECURITY AND CARETAKING) security and caretaking services;

     (f) (MANAGEMENT) all costs in respect of the management and administration of the Land, including fees payable to any managing agent, irrespective of where the management or administration is carried out and all salaries, wages, superannuation, leave entitlements and other employment costs;

     (g) (SERVICES) the cost of all services supplied to the Land which are not charged directly to any lessee including, but not limited to, lighting, power, heating, water, lifts, escalators, air-conditioning and emergency services, and all associated maintenance, repair, replacement and servicing costs;

     (h) (MAINTENANCE) the cost of all repairs, renovations, replacements and maintenance of the Land, excluding the cost of any structural improvement which has the effect of upgrading the Building to a better or more extensive condition than when it was new; and

     (i) (WASHROOMS) the cost of supplying paper towels, soap and other toilet requisites in the washrooms in the Building.

     "OUTGOINGS YEAR" means a calendar year or any other 12 month period used by the Lessor in relation to the Land and any proportionate part of that calendar year or 12 month period occurring during the Term.

     "PCA" means the Property Council of Australia Limited.

     "PERMITTED USE" means the use specified in Item 5.

     "POLLUTION" means the release, emission or discharge into the Environment of a substance which causes damage or harm to any aspect of the Environment, for example:

     (a)  pollution of air;

     (b)  pollution of waters;

     (c)  offensive noise; and

     (d)  pollution of land.

     "PREMISES" means:

     (a)  the part of the Building described in Item 4, extending to:

          (i) the internal surface of external walls and of internal structural walls and pillars of the Building;

          (ii) the internal surfaces of the ceiling and of concrete or other floors;

          (iii) the central line of partitions separating the Premises from adjoining premises;

          (iv) the external surfaces of partitions and doors separating the Premises from Common Areas or from premises not intended to be leased; and

          (v)   the external surfaces of glass contained in external windows;

     (b) all internal partitions, windows and window frames, doors and door frames, which are fully within the Premises;

     (c) any finishes on walls, floors, ceilings, partitions, doors and windows included in the Premises, including paint, wallpaper and other materials;

     (d)  any Lessor's Property located in the Premises; and

     (e) pipes and connections to water, sewerage, electricity, gas, telecommunications, air conditioning and other services and supplies that are situated within the Premises and which service the Premises, but no other part of the Building.

     "REFERENCE SCHEDULE" means the reference schedule in this Lease.

     "RENT" means the annual rent specified in Item 7 (which applies on the Commencing Date) as adjusted under this Lease.

     "RENT DAY" means the Commencing Date and the first day of every month.

     "REVIEW DATE" means each date specified in Item 8(a).

     "TERM" means the term of this Lease as specified in Item 6(a).

     "TERMINATING DATE" means the date specified in Item 6(c).

     "VALUER" means a full member (for at least five years) of the NSW Division of the Australian Property Institute Inc. who:

     (a) is licensed to practice as a valuer of the same type of property as the Premises;

     (b)  has at least 5 years' experience in valuing that type of property;
          and

     (c)  is active in the market for valuation of that type of property.

     "WASTE" means a substance that is discarded, rejected, unwanted, surplus or abandoned:

     (a)  whether or not intentionally;

     (b)  whether or not it has a value or use; and

     (c) whether or not it is intended for sale or recycling, reprocessing, recovery or purification.

          "WORKS LICENSED AREA" means the part of Building known as Area 1B (excluding the premises) reasonably required by the Lessee to carry out the Lessee's Works.

1.2.      RULES FOR INTERPRETING THIS LEASE

          Headings are for convenience only, and do not affect interpretation. The following rules also apply in interpreting this Lease, except where the context makes it clear that a rule is not intended to apply.

          (a)  A reference to:

               (i) legislation (including subordinate legislation) is to that legislation as amended, re-enacted or replaced, and includes any subordinate legislation issued under it;

               (ii) a document or agreement, or a provision of a document or agreement, is to that document, agreement or provision as amended, supplemented, replaced or novated;

               (iii) a party to this Lease or to any other document or agreement includes a permitted substitute or a permitted assign of that party;

               (iv) a person includes any type of entity or body of persons, whether or not it is incorporated or has a separate legal identity, and any executor, administrator or successor in law of the person; and

               (v) anything (including a right, obligation or concept) includes each part of it.

          (b)  A singular word includes the plural, and vice versa.

          (c)  A word which suggests one gender includes the other genders.

          (d) If a word is defined, another part of speech has a corresponding meaning.

          (e) If an example is given of anything (including a right, obligation or concept), such as by saying it includes something else, the example does not limit the scope of that thing.

          (f) The word "AGREEMENT" includes an undertaking or other binding arrangement or understanding, whether or not in writing.

          (g) The words "SUBSIDIARY", "HOLDING COMPANY" and "RELATED BODY CORPORATE" have the same meanings as in the Corporations Act.

          (h)  A reference to a month is to a calendar month.

          (i) A reference to an "ITEM" is to the relevant Item in the Reference Schedule.

1.3  BUSINESS DAYS

     If the day on or by which a person must do something under this Lease is not a Business Day:

     (a) if the act involves a payment that is due on demand, the person must do it on or by the next Business Day; and

     (b) in any other case, the person must do it on or by the previous Business Day.

1.4  MULTIPLE PARTIES

     If a party to this Lease is made up of more than one person, or a term is used in this Lease to refer to more than one party:

     (a)  an obligation of those persons is joint and several;

     (b)  a right of those persons is held by each of them severally; and

     (c) any other reference to that party or that term is a reference to each of those persons separately, so that (for example):

          (i) a representation, warranty or undertaking is given by each of them separately; and

          (ii) a reference to that party or that term in clause 12.1 is a reference to each of those persons separately.

2.   TERM

2.1  TERM OF LEASE

     The Term begins on the Commencing Date and ends on the Terminating Date.

2.2  HOLDING OVER

     (a) If the Lessee continues to occupy the Premises with the Lessor's consent after the Terminating Date the Lessee is a monthly tenant and must pay one twelfth of the following monthly in advance:

          (i)  the Rent; and

          (ii) any other money payable by the Lessee to the Lessor under this Lease.

     (b) Subject to this clause 2.2, the monthly tenancy is on the same terms as this Lease, but including any changes necessary to make the terms appropriate for a monthly tenancy.

     (c) Either party may terminate the monthly tenancy by giving at least one month's written notice to the other.

3.   RENT AND RENT REVIEW

3.1  PAYMENT OF RENT

     The Lessee must pay the Rent to the Lessor by equal monthly instalments in advance on each Rent Day (and proportionately for any part of a month). The Lessee must pay the first instalment on the Commencing Date and must deliver each instalment to the Lessor or as otherwise directed by the Lessor.

3.2  RENT REVIEWS

     (a) Subject to paragraph (b), the rent review method applicable on any Review Date is the method specified in Item 8(b) next to that Review Date.

     (b) If the Rent determined under the rest of this clause 3 is less than the Rent payable immediately before the relevant Review Date, then the Rent payable from the Review Date does not change.

3.3  CPI RENT REVIEW

     If the letters "CPI" or their equivalent appear in Item 8(b) next to a Review Date, the Rent payable from that Review Date (the "relevant Review Date") until the next Review Date is determined as follows:

               R x CPI
     RR   =    -------
                CCPI

     where:

     RR   =    the Rent applicable from the relevant Review Date until the next
               Review Date;

     R    =    the Rent payable immediately before the relevant Review Date.

     CPI  =    the CPI last published before the relevant Review Date.

     CCPI =    the CPI last published before:

               (a)  in the case of the first Review Date, the Commencing Date;
                    or

               (b) in every other case, the Review Date immediately preceding the relevant Review Date.

3.4  MARKET RENT REVIEW

     (a) If the words "current market rent" or their equivalent appear in Item 8(b) next to a Review Date the Lessor may give the Lessee a Lessor's Assessment no more than 3 months before (and at any time after) the Review Date.

     (b) The amount stated in the Lessor's Assessment is the Rent applicable from the Review Date unless the Lessee gives the Lessor written notice within 21 days, or any longer period agreed between the parties in writing, that it does not agree with the amount. Time is of the essence under this paragraph
          (b).

3.5  APPOINTMENT OF VALUER

     (a)  If:

          (i)  the Lessee gives a written notice under clause 3.4(b); and

          (ii) the Lessor and the Lessee do not agree in writing on the Rent applicable from the relevant Review Date within 21 days of the Lessee giving a written notice under clause 3.4(b), then the Lessee and the Lessor must, within 35 days of the Lessee giving a written notice under clause 3.4(b), jointly appoint a Valuer to determine:

               (A) the current market rent for the Premises (exclusive of GST), which is the Rent applicable from the relevant Review Date; and

               (B) the proportion in which the Lessee and the Lessor must pay the Valuer's costs

     (b) If the Lessor and Lessee do not agree on and appoint a Valuer under paragraph (a), the Lessor must appoint a Valuer to determine the Rent applicable from the relevant Review Date, and must notify the Lessee of the Valuer's appointment.

     (c) The party appointing the Valuer must instruct the Valuer to make a determination within 14 days of the Valuer's appointment.

     (d) If any Valuer appointed under this clause declines its appointment or does not make its determination in time, the appointing party may (and must, if requested to do so in writing by the other party given before the Valuer makes its determination) appoint another Valuer in its place.

3.6  DETERMINATION BY VALUER

     (a) When determining the current market rent of the Premises as at the relevant Review Date the Valuer must observe all relevant valuation principles and:

          (i)  take the following into account:

               (A)  the terms of this Lease;

               (B)  the Term, including the expired part of the Term; and

               (C)  the value of the Lessor's Property in or on the Premises;

          (ii) make a determination on the basis that the Premises are offered with vacant possession;

          (iii) not take account of:

                (A)  the value of the Lessee's Property in or on the Premises;

                (B) any condition of the Premises resulting from the Lessee's default under this Lease; or

                (C) any rent incentive or reduction; rent free period or other incentive or benefit applicable to the Lessee's occupation of the Premises under this Lease or to any other lease considered by the Valuer when making a determination under this Lease.

     (b) The Valuer acts as an expert and not as an arbitrator and the Valuer's decision is final and binding. The Lessor and the Lessee may make written submissions to the Valuer, but the Valuer is not obliged to take account of the submissions.

3.7  ADJUSTMENT

     (a) The Lessee must continue to pay the Rent payable immediately before the relevant Review Date until the current market rent is determined under this clause 3.

     (b) The current market rent determined under this clause 3 is the Rent payable from the relevant Review Date and the Lessor and the Lessee must make any adjustment necessary immediately after the determination of the current market rent.

3.8  PERCENTAGE REVIEW

     If a percentage appears in Item 8(b) next to a Review Date, the Rent payable from the Review Date is the Rent payable immediately before that Review Date, plus an amount equal to the Rent multiplied by the percentage appearing in Item 8(b).

4.   OUTGOINGS

4.1  VARIATION OF LESSEE'S PROPORTION

     If the Lessor notifies the Lessee in writing of any change to the Lessee's Proportion, the Lessee's Proportion is amended accordingly.

4.2  PAYMENT OF LESSEE'S CONTRIBUTION

     The Lessee must pay the Lessee's Contribution for each Outgoings Year:

     (a)  to the Lessor or as otherwise directed by the Lessor; and

     (b)  within 28 days of service of a notice under clause 4.3(a).

4.3  NOTICE FROM LESSOR

     (a) As soon as practicable after the end of each Outgoings Year, the Lessor must notify the Lessee in writing of (the Base Figure,) the total of all Outgoings for that Outgoings Year and the Lessee's Contribution.

     (b) The notice referred to in paragraph (a) is conclusive evidence of its contents unless the Lessor or the Lessee notify the other in writing of any manifest error within 14 days of service of the notice.

4.4  LESSOR'S ESTIMATE OF LESSEE'S CONTRIBUTION

     (a) If the Lessor gives the Lessee a written estimate of the Lessee's Contribution for an Outgoings Year, the Lessee must pay in advance on each Rent Day an equal instalment on account of the estimated Lessee's Contribution for the Outgoings Year.

     (b) If the Lessor gives the Lessee a written adjustment of its estimate under paragraph (a), the Lessee must pay an adjusted instalment accordingly.

4.5  ADJUSTMENT

     Within 28 days of the end of each Outgoings Year, the Lessor and Lessee must make any adjustment necessary to take account of any difference between the estimated and the actual Lessee's Contribution.

5.   GST

5.1  PAYMENT OF GST

     (a) A recipient of a taxable supply made under this Lease must pay to the supplier, in addition to the consideration for the taxable supply, any GST paid or payable by the supplier in respect of the taxable supply.

     (b)  The recipient must pay GST to the supplier:

          (i) on the same day as the due date for the consideration in respect of the relevant taxable supply; or

          (ii) If there is no due date, within 28 days of receiving a written request or a tax invoice from the supplier.

5.2  REIMBURSEMENTS

     A party's obligation to reimburse another party for an amount paid or payable to a third party (eg a party's obligation to pay another party's legal costs) includes GST on the amount paid or payable to the third party except to the extent that the party being reimbursed is entitled to claim an input tax credit for that GST.

5.3  INDEMNITIES

     (a) If a payment under an indemnity gives rise to a liability to pay GST, the payer must pay, and indemnify the payee against, the amount of that GST.

     (b) If a party has an indemnity for a cost on which that party must pay GST, the indemnity is for the cost plus all GST (except any GST for which that party can obtain an input tax credit).

      (c) A party may recover a payment under an indemnity before it makes the payment in respect of which the indemnity is given.

6.    LESSOR'S RIGHTS AND OBLIGATIONS

6.1   QUIET ENJOYMENT

      Subject to the Lessor's rights under the Lease, if the Lessee is not in default the Lessee may occupy the Premises without interruption by the Lessor.

6.2   COMMON AREAS

      (a) The Lessor reserves control over the Common Areas and without limitation the Lessor may:

           (i)    install and maintain lighting;

           (ii)   police the Common Areas;

           (iii) change the area or location of the Car Park or other facilities;

           (iv) subject to any written agreement with the Lessee to the contrary, restrict parking by the Lessee or the Lessee's Agents to employee parking areas;

           (v)    temporarily close or block any part of the Common Areas; and

           (vi) change the flow or direction of pedestrian and vehicular traffic into, out of and around the Building.

      (b) Subject to the restrictions contained in this Lease, the Lessor must allow the Lessee and the Lessee's Agents (in common with other persons authorised by the Lessor) to use the Common Areas for the purposes for which the Common Areas are intended to be used.

6.3   SERVICES

      (a) Without limiting the obligation of the Lessee under clause 7.2 to keep the Premises in good repair, the Lessor must use its best endeavours to keep the services provided to the Building operational, but is not liable to the Lessee for any breach of this obligation due to:

           (i)    the need to repair, maintain or replace any service;

           (ii)   the requirement of any Government Agency; or

           (iii)  any accident or other unforeseen event.

      (b) The Lessor is entitled to use, maintain, alter or repair all services and associated fixtures and fittings which pass through the Premises or the Building and may enter the Premises for that purpose.

     (c)  If any of the services fail to function properly for any reason:

          (i)   the Lessee must not terminate this Lease;

          (ii) the Lessee must not make any claim for compensation or damages against the Lessor; and

          (iii) the Lessee does not have any right of abatement of Rent or of any other amount payable under this Lease due to the failure.

6.4  LESSOR'S WORK

     (a) The Lessor may carry out any works in the Building or on the Land including, but not limited to, alterations, additions, refurbishment and redevelopment and may in the course of any works:

          (i)   construct improvements on the Common Areas;

          (ii)  add further levels to the Building;

          (iii) alter the Car Park; and

          (iv)  reduce the size of the Common Areas or the Car Park.

     (b) The Lessor may only exercise its rights under paragraph (a) in relation to the Premises if it can do so without causing more than minor disruption to the Lessee. The Lessor must take reasonable steps to minimise any disruption to the Lessee under paragraph (a).

6.5  LESSOR'S RIGHT TO ENTER PREMISES

     (a) Subject to paragraph (b), the Lessor may enter the Premises together with all necessary workmen and equipment at all reasonable times for the following purposes, if it gives the Lessee reasonable notice:

          (i) to determine the condition of the Premises or whether the Lessee is complying with the Lease;

          (ii) to exercise its rights under clauses 6.3, 6.4, 6.5 or 6.11 or any other provision of this Lease;

          (iii) to carry out any work to the Land or to any adjacent property of the Lessor;

          (iv) to enable it to comply with any law or any notice from any Government Agency affecting the Land;

          (v) to rebuild or restore the Building if it is damaged or destroyed;

          (vi) to show the Premises to prospective purchasers or mortgagees at any time or to prospective tenants during the last 3 months of the Term;

          (vii) to ensure that the Premises are locked and secure; and

          (viii) to display its usual "for sale" notice or, during the last three months of the Term, a "to let" notice.

     (b)  When exercising its rights under paragraph (a):

          (i) the Lessor must take reasonable steps to minimise any disruption to the Lessee; and

          (ii) is not required to give reasonable notice or enter at a reasonable time in the case of an emergency.

6.6  RESTRICTED ACCESS TO LAND

     The Lessor may exclude any person (including the Lessee) from the Land:

     (a)  if required by law or for safety or security reasons; and

     (b)  outside the hours specified in Item 14.

6.7  DEDICATION OR EASEMENT

     The Lessor may dedicate any part of the Land or grant an easement in respect of any part of the Land, if to do so does not substantially and permanently affect the Lessee's rights under this Lease.

6.8  RULES

     (a) The Lessor may make and vary rules in relation to the use, safety, access to, occupation and management of the Building. The current rules appear in schedule 1.

     (b) The Lessor may alter the rules by written notice to the Lessee, but may not make any alteration which is inconsistent with the Lessee's rights under this Lease.

     (c) The Lessor is not liable for any loss or damage caused or contributed to by its non-enforcement of the rules.

6.9  BENEFIT OF LESSEE'S OBLIGATIONS

     If someone else becomes entitled to receive the Rent:

     (a)  that person may exercise all of the Lessor's rights under this Lease;
          and

     (b) the Lessee must enter into any deed reasonably required by the Lessor, at the Lessor's cost.

6.10  SUPERIOR INTERESTS

      If any person has an interest in the Premises which is concurrent with or superior to the Lessor's interest, the Lessee must allow that person to:

      (a)  exercise its right, or the Lessor's right, to enter the Premises;

      (b)  carry out repairs, maintenance and other work in the Premises; and

      (c)  exercise its rights and obligations in respect of the Premises.

6.11  LESSOR MAY PERFORM LESSEE'S OBLIGATIONS

      (a) The Lessor may do anything which the Lessee should have done under this Lease if the Lessee does not promptly do so or if, in the Lessor's opinion, the Lessee does not do so properly.

      (b) The Lessee must reimburse the Lessor on demand for any costs and expenses incurred by the Lessor under paragraph (a).

6.12  NO EXCLUSIVE USE

      The Lessor may lease or licence any other part of the Building for a business which competes with the Lessee's business.

6.13  KEYS

      If the Lessor gives the Lessee any key, access card or other opening device to access the Building:

      (a)  the Lessee must not copy it without the Lessor's prior consent;

      (b) the Lessee must reimburse the Lessor for any cost it incurs as a result of the Lessee losing any opening device;

      (c) the Lessee must give the opening device to current employees only, and must keep a list of those employees and give the list to the Lessor on request; and

      (d) the Lessee must return all opening devices to the Lessor on the expiration or termination of this Lease.

7.    LESSEE'S OBLIGATIONS

7.1   GENERAL OBLIGATION

      The Lessee must:

      (a)  (PERMITTED USE) use the Premises only for the Permitted Use;

      (b) (COMPLIANCE) at its cost obtain and maintain any licence, permit, consent or registration required to carry on the Permitted Use in the Premises, and comply with every legislative and legal requirement in respect of the Premises and the Lessee's Property;

     (c) (SERVICES) pay all charges for all services relating to the Lessee's use of the Premises including gas, electricity, telephone and any excess water, garbage and sanitary charges;

     (d) (RULES) comply with, and ensure that the Lessee's Agents comply with, all rules made under clause 6.8;

     (e) (FIRE PREVENTION) comply with all requirements of any Government Agency or insurer in respect of the prevention or control of fires and fire safety in the Building, including by installing further equipment and upgrading the Lessor's Property on the Premises;

     (f) (DIRECTORY) reimburse the Lessor for the cost of identifying the Lessee on any directory on the Land and for the cost of removing the Lessee's name at the end of this Lease;

     (g) (DRILLS) comply, and ensure that the Lessee's Agents comply, with the Lessor's requirements in respect of fire drills and emergency evacuation;

     (h) (PAYMENT TO LESSOR) make every payment to the Lessor under this Lease without any set-off, counterclaim, withholding or deduction;

     (i) (SMOKING) if requested by the Lessor, ensure that no Lessee's Agents smoke on the Land, and must erect signs in the Premises prohibiting smoking; and

     (j) (SECURITY) keep the Premises securely locked when unoccupied, and comply with the Lessor's directions regarding security of the Building.

7.2  MAINTENANCE OF PREMISES

     (a)  The Lessee must, subject to paragraph (b):

          (i) (PREMISES) keep the Premises in good condition, including repairing and repainting and replacement of floor coverings as required, excluding fair wear and tear and any damage caused by fire, flood, lightning, storm, war or any act of God;

          (ii) (RESTORE TO ORIGINAL CONDITION) immediately before the end of the Term, return the Premises to the condition they were in on the Occupation Date;

          (iii) (DECORATING) 7 days before the end of the Term, paint, varnish, paper or otherwise treat the walls, ceiling and other internal surfaces of the Premises in the same manner as they were finished on the Occupation Date;

          (iv) (SIGNS) keep in good condition any of the Lessee's signs painted on or attached to the exterior of the Premises or on the Land;

          (v) (REMOVE WASTE) remove all Waste from the Premises regularly, comply with the Lessor's directions regarding refuse disposal and must not put any refuse in bins provided for common use;

          (vi) (DAMAGE) immediately repair any damage to the Premises or the Land caused by the Lessee or the Lessee's Agents or by the Lessee's default under this Lease;

          (vii) (PLATE GLASS) immediately repair or replace all damaged plate glass within the Premises, including interior and exterior windows, with glass of the same or a similar quality;

          (viii) (HEATING, LIGHTING AND ELECTRICAL) immediately repair or replace any faulty or damaged heating, lighting, plumbing or electrical equipment (including light globes and fluorescent tubes) on the Premises;

          (ix) (PESTS) keep the Premises free of pests and, if required by the Lessor, engage a pest exterminator approved by the Lessor to prevent or eliminate pest infestation;

          (x) (CLEANING) keep the Premises, the internal surfaces of the Premises and the Common Areas within one metre of the Premises clean and in good condition; and

          (xi) (LANDSCAPED AREAS) keep in good condition any part of the Premises that is landscaped, keep that part of the Premises free of weeds and, if required by the Lessor, engage a gardener approved by the Lessor to do so;

     (b) The Lessee is not obligated to do any work of a structural nature under paragraph (a) unless the work is required because of:

          (i)    The Lessee's default under this Lease;

          (ii) the act, neglect or default of the Lessee or the Lessee's Agents; or

          (iii) the Lessee's or the Lessee's Agents' use or occupation of the Premises.

     (c) Despite paragraph (b), the Lessee's obligation under paragraph (a) to keep the Premises in good condition includes an obligation to repair by way of replacement where necessary unless that repair has the effect of upgrading the Premises to a better condition than they were when new.

7.3  GENERAL PROHIBITIONS ON LESSEE

     The Lessee must not, and must ensure that the Lessee's Agents do not:

     (a) (NO DAMAGE) put anything which is likely to cause obstruction or damage down any sink, toilet or drain;

     (b)  (NO ANIMALS) keep any animals or birds on the Premises;

     (c) (DANGEROUS SUBSTANCES) store or use inflammable or dangerous substances on the Premises;

     (d) (USE) allow anyone to sleep on the Premises or hold any auction, fire or bankruptcy sale on the Premises;

     (e) (LESSOR'S PROPERTY) use the Lessor's Property for anything other than its intended use;

     (f) (NO NUISANCE) cause any nuisance, disturbance or damage to the Lessor, any other user of the Land or any user of any neighbouring land;

     (g) (VEHICLES) drive or park any trade vehicle on the Land, except at loading bays and at times specified by the Lessor;

     (h) (COMMON AREAS) obstruct the Car Park, the Common Areas or access to the Common Areas;

     (i) (NO OBSTRUCTION) obstruct any air or light from entering the Premises through any shaft or opening, and must not obstruct any air vent, duct or skylight in the Premises or any emergency exit or Common Areas;

     (j) (SERVICES) overload the services provided to the Premises, or use them for other than their intended purpose;

     (k) (HEATING) use any heating, cooling or lighting in the Premises which is not provided or approved by the Lessor;

     (l) (LIFTS) use any escalators or passenger lifts to carry goods or equipment; and

     (m) (HEAVY OBJECTS) move heavy or bulky items through the Building without the Lessor's consent.

7.4  NOTIFICATION OF DAMAGE

     The Lessee must immediately notify the Lessor of:

     (a) any damage to or defect in the Land or any service or facility provided by the Lessor on the Land, any infectious disease or pests in the Land, and any notice from a Government Agency (other than an account for services provided to the Premises); and

     (b) any circumstances likely to cause any damage or defect described in paragraph (a).

7.5  NO ALTERATIONS BY LESSEE

     (a) The Lessee must not make any alterations or additions to the Premises without the Lessor's prior written consent, which must not be unreasonably withheld in respect of alterations or additions which do not affect any structural part of the Building.

     (b) The Lessee must not decorate the Premises, or erect any sign or antenna or install any Lessee's Property in the Premises, without the Lessor's prior written consent, which must not be unreasonably withheld.

     (c) If requested by the Lessor, the Lessee must give the Lessor a copy of the plans and specifications for any proposed alterations or additions.

     (d) The Lessor may approve of any proposed alterations or additions on condition that:

          (i)   all work is supervised by a nominee of the Lessor;

          (ii) the work is carried out by a person approved by the Lessor, whose approval must not be unreasonably withheld;

          (iii) the Lessee pays on demand all costs incurred by the Lessor in respect of the works including its consideration of the proposed works and their supervision (including any architect's or building consultant's fees); and

          (iv) The Lessee obtains and gives the Lessor copies of all approvals and certificates of compliance from all relevant Government Agencies.

7.6  LESSOR'S INTEREST IN PREMISES

     The Lessee must not do anything which could prejudice the Lessor's interest in the Premises.

7.7  COST AND RISK OF LESSEE'S OBLIGATIONS

     If the Lessee is obligated to do anything under this Lease, it must do so at its cost and at its risk.

7.8  EMERGENCY ACCESS

     If any entrance to or exit from any part of the Building which is intended for emergency use is accessed through the Premises the Lessee must:

     (a) allow any person in the Building to access the Premises for that purpose; and

     (b) sign any right of way or other document required by the Lessor to further assure this right to the Lessor.

7.9  INTEREST ON OVERDUE MONEY

     (a) The Lessee and the Guarantor must pay interest on demand on each amount that is not paid when due, from (and including) the day on which it falls due to (but excluding) the day on which it is paid in full, at the rate calculated in accordance with paragraph (b).

     (b) Interest on an unpaid amount accrues each day at a rate equal to the sum of the bank bill swap reference rate for 90 day bank bills published in the Australian

          Financial Review on, or as near as possible to, the due date and 2% per annum, and is capitalised (if not paid) every 7 days.

     (c) If the Australian Financial Review ceases to be published the lending indicator rate charged by a bank nominated by the Lessor is substituted for the bank bill rate described in paragraph (b).

     (d) Nothing in this clause affects the Lessee's obligation to pay each amount under this Lease when it is due.

7.10 NO OVERLOADING

     (a) The Lessee must not bring onto the Premises without the Lessor's written consent any equipment or article which does or could, in the Lessor's opinion, overload any part of the Building, damage the Premises or disturb the efficient operation of any service on the Land.

     (b)  If the Lessor gives its consent under paragraph (a):

          (i) the Lessee must comply with any directions of the Lessor in relation to the maximum weight of, and the position in which, the equipment or article may be installed; and


          (ii) The Lessee must give the Lessor reasonable notice of the arrival of the equipment or article and must follow all directions of the Lessor regarding its placement, installation and all related matters.

     (c) If the Lessor wishes to supervise the arrival or installation of any equipment or article, the Lessee must:

          (i)  let it do so, and must follow its instructions; and

          (ii) pay the Lessor's costs of supervision.

     (d) The Lessee must not overload the electrical or any other services in the Building.

     (e) The Lessee must, at its cost, make good any damage caused to the Building by the Lessee doing anything under this clause 7.10. Clause
          7.5 applies to any work carried out under this clause 7.10.

7.11 BUSINESS HOURS

     (a) The Lessee must conduct its business on the Premises during the hours specified in Item 14 and may only conduct its business on the Premises at any other time with the Lessor's consent.

     (b) If the Lessor consents to the Lessee trading outside the hours specified in Item 14 the Lessee must pay its share (as determined by the Lessor) of the cost of keeping the Building open during that time.

7.12 CLEANING

     If the Lessor requires the Lessee to use a particular cleaning service to clean the Premises:

     (a) the Lessee must use that cleaning service for the hours stipulated by the Lessor;

     (b) the Lessee must pay the Lessor for the cleaning service for the previous month on each Rent Day; and

     (c) the Lessee must not use any other cleaning service without the Lessor's consent.

7.13 UPGRADE OF SERVICES

     If the Lessor, at the request of the Lessee, upgrades any service to the
     Premises:

     (a)  the Lessee must pay for the upgrade, in advance; and

     (b) the Lessor does not warrant the suitability or performance of the upgraded service.

7.14 CONVENIENCES

     The Lessee must:

     (a) use the drains, basins, showers and toilets on the Building only for the purpose for which they were designed;

     (b) pay the cost of repairing any damage to those items which the Lessor reasonably believes was caused by the Lessee or the Lessee's Agents; and

     (c) pay the Lessee's Proportion of the cost of repairing any damage to those items if the Lessor does not know who caused the damage.

8.   ENVIRONMENTAL ISSUES

8.1  NO REPRESENTATION

     The Lessor does not warrant or represent:

     (a)  that the Premises are suitable for any use, or for any particular use;

     (b) that there are no Environmental Aspects either affecting the Land or arising as a result of activities on the Land;

     (c) the accuracy of information about the past use of the Land before it was owned by the Lessor; or

     (d) that the Land is or is not Contaminated, or the nature or extent of any Contamination.

8.2  ENVIRONMENTAL OBLIGATIONS

     The Lessee must:

     (a) (COMPLY WITH LAWS) comply with all Environment Laws including (at its cost) obtaining all necessary Authorisations for any activity on the Premises;

     (b) (POLLUTION CONTROL EQUIPMENT) properly install in the Premises all pollution control equipment that is required by an Environmental Law to be installed as a consequence of the Lessee's use or occupation of the Premises; and

     (c) (OPERATION OF EQUIPMENT) operate the pollution control equipment and all industrial plant and equipment in a proper and efficient manner and maintain it in good working order;

     (d)  (NOT CONTAMINATE) not Contaminate the Land or any adjacent land;

     (e)  (NOT POLLUTE) not cause any Pollution of or from the Premises;

     (f) (NO DANGEROUS MATERIALS) not use keep or handle on the Premises any Dangerous Good or Hazardous Material without the prior consent of the Lessor;

     (g) (INFORMATION) provide to the Lessor on demand any information held or controlled by the Lessee required by the Lessor relating to any:

          (i)   Contamination; or

          (ii)  Environmental Aspect,

          affecting the Land at any time;

     (h) (ACCESS) allow the Lessor and the Lessor's employees, officers, contractors and agents access to the Premises to carry out environmental audits, assessments and investigations of any part of the Premises or the Land and provide to the Lessor from time to time all information about the Environmental Aspects of the activities carried out on the Premises as may be requested by the Lessor;

     (i) (COMPLIANCE) at its sole cost and expense, promptly comply with any direction from the Lessor to implement any recommendation of an environmental audit, assessment, investigation or report in respect of the Premises or any business conducted from the Premises (whether or not the recommendation is required in order to comply with an Environmental Law);

     (j)  (NOTIFY LESSOR) promptly notify the Lessor if:

          (i) it becomes aware, or as soon as a complaint is made, of a breach or alleged breach of an Environmental Law in respect of the Land or any activity carried out on the Land;

          (ii)  an Environmental Notice is served on the Lessee;

          (iii) the Land becomes Contaminated in any way [in a material way];

           (iv) any unlawful Pollution is emitted or discharged on or from the Land; or

           (v) the Lessee is in breach of any of its obligations under this clause 8.2; and

      (k) (REMEDIATION) do whatever is necessary or whatever the Lessor reasonably requires, at the Lessee's cost, to:

           (i) remediate any Contamination of or from the Premises (if the Contamination first occurred or was first caused after the Occupation Date);

           (ii) clean up, manage or abate any Pollution occurring on or from the Premises (if the Pollution first occurred or was first caused after the Occupation Date);

           (iii) remedy any breach of an Environmental Law that occurs on or affects the Premises as soon as it occurs (including by restoring the Premises to a state as close as practicable to the state it was in before that breach);

           (iv) comply with every Environmental Notice in so far that it relates to the Premises; and

           (v)   remedy any breach of this clause 8.2.

8.3   INDEMNITY AND RELEASE

      (a) In addition to, and without derogating from any other right, power or privilege, of the Lessor, or from any liability, duty or obligation of the Lessee however arising, the Lessee agrees:

           (i) to indemnify the Lessor and its officers, employees and consultants against all Costs and Claims arising from (or in respect of) any Environmental Aspect of the activities carried out by or on behalf of the Lessee on the Premises; and

           (ii) to pay the Lessor on demand the amount of any Cost or Claim, arising from or incurred in connection with any matter in paragraph (i).

      (b) The provisions of this Lease govern all rights, powers, privileges, liabilities, duties and obligations as between the parties in respect of:

           (i)   Contamination of the Premises; and

           (ii) any Environmental Aspect of activities carried out on the Premises.

      (c) To the extent permitted by law, the Lessee releases the Lessor from any Costs and Claims arising from or in respect of any Contamination of the Premises or any Environmental Aspect of any activity carried out on the Premises, except as expressly provided for in this Lease or arising from the express provisions of this Lease.

9.   INSURANCE, RISK AND INDEMNITIES

9.1  PUBLIC LIABILITY

     The Lessee must take out and maintain a public liability insurance policy in respect of the Premises and the business it carries on in the Premises:

     (a) under which the maximum amount payable for a single claim is at least the amount specified in Item 11, or any other amount reasonably required by the Lessor;

     (b) which contains all provisions that are normally contained in public liability policies and any other provisions reasonably required by the Lessor;

     (c) which, without limiting the rest of this clause 9, covers death and injury to any person and damage to property of any person sustained when that person is using or entering or near any entrance, passage or stairway to or in the Premises; and

     (d) which expressly refers to and covers all of the Lessee's obligations under this Lease, including the obligation to indemnify the Lessor.

9.2  WORKERS COMPENSATION

     The Lessee must take out and maintain an insurance policy in respect of the Lessee's business and each person employed by the Lessee in the business conducted on the Premises:

     (a) for the full amount of the Lessee's liability under any applicable workers compensation legislation; and

     (b) for the full amount of the Lessee's potential legal liability independently of that legislation.

9.3  CONTENTS

     The Lessee must take out and maintain insurance for the contents of the Premises against damage, destruction and any other risk for their full replacement value or on a reinstatement basis, as required by the Lessor.

9.4  PLATE GLASS

     The Lessee must take out and maintain an insurance policy for all plate glass in the Premises and all exterior windows of the Premises:

     (a)  for their full insurable value; and

     (b) against breakage from any cause and against any other risk reasonably required by the Lessor.

9.5  PROCEEDS OF INSURANCE

     If any loss or damage occurs which is covered by any insurance the Lessee is required to maintain under this Lease the Lessee must:

     (a)  apply for the insurance proceeds immediately; and

     (b) use the proceeds to restore, replace, repair or reinstate the loss or damage and must supplement the proceeds with the Lessee's own money to the extent that the proceeds are insufficient.

9.6  POLICIES

     The Lessee must do the following in respect of each policy that it is required to maintain under this Lease:

     (a) take out the policy with an insurance company approved by the Lessor, whose approval must not be unreasonably withheld;

     (b) if requested by the Lessor, give the Lessor a copy of the policy and a certificate of currency for the policy; and

     (c) ensure that the policy contains a requirement that the insurer will not cancel or change the insurance without first giving the Lessor 10 days prior written notice.

9.7  MAINTAIN INSURANCE

     (a) The Lessee must not do anything without the Lessor's prior written approval which could:

          (i) increase the premium payable on any insurance policy taken out by the Lessor; or

          (ii) affect the Lessor's rights under any insurance policy or make the policy invalid or able to be cancelled.

     (b) The Lessee must pay any extra premium payable by the Lessor on account of extra risk caused by the Lessee's use or occupation of the Premises.

9.8  LESSEE'S RISK

     The Lessee occupies the Premises at its own risk.

9.9  RELEASE OF LESSOR

     To the extent permitted by law, the Lessee releases the Lessor from any claim, action, damage, loss, liability, cost or expense which the Lessee incurs or is liable for in connection with any damage, loss, injury or death to or of any person or property on or near the Land except to the extent caused by the Lessor's negligent act or omission.

9.10  INDEMNITY

      The Lessee indemnifies the Lessor against any claim, action, damage, loss, liability, cost or expense which the Lessor incurs or is liable for in connection with:

      (a) any damage, loss, injury or death, caused or contributed to by the Lessee or Lessee's Agents;

      (b)  any default by the Lessee under this Lease;

      (c)  the use or occupation of the Premises by the Lessee or Lessee's
           Agents;

      (d) any service not working properly, being unavailable or being interrupted, or the misuse of any service provided to the Premises, unless caused by the negligence of the Lessor; and

      (e) the escape of any water from the Premises caused or contributed to by the Lessee or Lessee's Agents.

9.11  CONTINUING INDEMNITY

      Each indemnity of the Lessee contained in this Lease is:

      (a) a continuing obligation of the Lessee and remains in full force and effect after the termination of this Lease; and

      (b)  a separate and independent obligation of the Lessee.

10.   DAMAGE OR RESUMPTION

10.1  DAMAGE TO PREMISES OR BUILDING

      Subject to clause 10.2, this clause 10.1 applies if the Premises or the Building are damaged or destroyed:

      (a)   (ABATEMENT) if the Premises:

            (i) cannot be used by the Lessee, the Lessee is not liable to pay Rent or the Lessee's Contribution for the period that the Premises cannot be used; or

            (ii) are useable by the Lessee, but the useability is diminished because of the damage or destruction, the Lessee's liability to pay Rent and the Lessee's Contribution is reduced in proportion to the reduction in useability;

      (b) (NO REPAIR) if the Lessor gives the Lessee written notice that the Lessor considers that, in its absolute discretion, it is impracticable or undesirable to repair the damage, then either the Lessor or the Lessee may terminate this Lease by giving at least 7 days' notice to the other and no compensation is payable in respect of that termination; and

      (c) (REQUEST TO REPAIR) within 14 days of the damage occurring the Lessee may request the Lessor in writing to repair the damage and:

           (i) if the Lessor does not notify the Lessee within 21 days of receiving the Lessee's request that it intends to repair the damage; or

           (ii) the Lessor notifies the Lessee that it intends to repair the damage but does not do so within a reasonable time,

           the Lessee may terminate this Lease by giving at least 30 days written notice to the Lessor.

10.2  DAMAGE CAUSED BY LESSEE

      If the damage or destruction referred to in clause 10.1 is caused by the Lessee or the Lessee's Agents:

      (a)  clauses 10.1(a) and 10.1(c) do not apply; and

      (b)  the Lessee can not terminate this Lease under clause 10.1(b).

10.3  LESSOR'S RIGHTS NOT AFFECTED

      (a)  Nothing in this clause 10 affects any rights the Lessor may have if:

           (i)   any damage or destruction is caused or contributed to by; or

           (ii) any right under an insurance policy in connection with the Land is prejudiced or a policy is cancelled or payment of a premium or a claim is refused by the insurer because of,

           the act, negligence or default of the Lessee or the Lessee's Agents.

      (b) Nothing in this clause 10 obliges the Lessor to restore or reinstate the Premises or the Building.

10.4  RESUMPTION

      This Lease terminates if the Premises are resumed by any Government Agency. The Lessor is not liable to the Lessee in respect of the termination.

10.5  DISPUTE

      (a) If any dispute arises under clauses 10.1 or 10.2 either or both parties may request the President of the Australian Property Institute Inc - NSW Division to appoint a Valuer to determine the dispute and the proportion of its costs that each party must bear.

      (b) The Valuer acts as an expert and not as an arbitrator and the Valuer's decision is final and binding.

11.  ASSIGNMENT, SUBLEASE AND MORTGAGE

11.1 RESTRICTION ON ASSIGNMENT AND OTHER DEALINGS

     The Lessee must not do any of the following unless it first complies with the applicable provisions in the rest of this clause 11:

     (a)  assign this Lease;

     (b)  grant a sublease of the Premises;

     (c)  grant any licence of the Premises; or

     (d) mortgage, charge or otherwise encumber this Lease or the Lessee's Property.

11.2 GENERAL REQUIREMENTS

     The Lessee must not do anything specified in clause 11.1 unless:

     (a) (NOTICE) the Lessee has given the Lessor at least 1 month's notice of its desire to do that thing, together with details of the proposed transaction, details of the parties, a copy of the proposed documentation and all other relevant information;

     (b) (NO DEFAULT) the Lessee is not in default under this Lease, unless the default is waived by the Lessor;

     (c) (COSTS) the Lessee complies with clause 15.2 in relation to the proposed transaction and pays to the Lessor on demand the Lessor's reasonable estimate of the costs and expenses before the Lessor makes any enquiries in relation to the proposed transaction, and whether or not the Lessor consents to it;

     (d) (REPUTATION) the Lessee establishes to the Lessor's satisfaction that any proposed assignee, sublessee or licensee:

          (i)  is respectable and financially sound; and

          (ii) has experience and a good reputation in conducting the same business as the Permitted Use;

     (e) (SECURITY) the Lessor is given any guarantee, indemnity or other security it requires in relation to the proposed transaction, prepared and stamped by the Lessor's lawyer at the Lessee's cost, and any Guarantor acknowledges its continuing obligations under this Lease.

11.3  REQUIREMENTS FOR ASSIGNMENT

     If the Lessee proposes to assign the Lease:

     (a) the Lessee and assignee must enter into a deed in the form reasonably required by the Lessor under which (among other things):

          (i) the assignee agrees to perform all of the Lessee's express and implied obligations under this Lease, including the obligation to indemnify the Lessor;

          (ii) the Lessee releases the Lessor from all its obligations under this Lease;

          (iii) the Lessee acknowledges its continuing obligations under this Lease; and

     (b) the Lessee must give a signed and stamped transfer of this Lease signed by the proposed assignee to the Lessor's lawyer.

11.4  REQUIREMENTS FOR SUBLEASE OR LICENCE

     If the Lessee proposes to grant a sublease or licence of the Premises the Lessee and sublessee or licensee must enter into a deed in the form reasonably required by the Lessor under which (among other things):

     (a)  the Lessee acknowledges its continuing obligations under this Lease;

     (b) they agree that the sublease or licence terminates immediately on termination of this Lease; and

     (c) the sublessee or licensee must not grant a sublease or licence, transfer its sublease or licence or part with or share possession of the Premises.

11.5  CHANGE IN CONTROL OF LESSEE

     If Lessee is a corporation and there is a Change of Control, the Lessee must comply with clauses 11.2 and 11.3 as if the Lessee proposes to assign this Lease.

11.6  MORTGAGE OR CHARGE

     The Lessee may only mortgage, charge or otherwise encumber this Lease or the Lessee's Property with the prior consent of the Lessor.

12.   TERMINATION

12.1  EVENTS OF DEFAULT

     Each of the following is a default by the Lessee under this Lease:

     (a) (NON-PAYMENT OF RENT) if the Lessee does not pay the Rent, within 14 days of the due date for payment, whether or not demanded by the Lessor;

      (b) (NON-PAYMENT OF OTHER AMOUNTS) if the Lessee does not pay the Lessee's Contribution or any amount that is due and payable by it under this Lease within 14 days of its due date, whether or not demanded by the Lessor;

      (c) (ESSENTIAL TERMS) if the Lessee does not comply with an essential term of this Lease;

      (d) (REPUDIATION) if the Lessee repudiates its obligations under this Lease;

      (e) (OTHER OBLIGATIONS) if the Lessee does not comply with any other express or implied obligation under this Lease; and

      (f) (INSOLVENCY EVENT) if an Insolvency Event occurs in respect of the Lessee or the Guarantor or, if either of them is a company, any of its subsidiaries.

12.2  LESSOR'S TERMINATION AFTER DEFAULT

      The Lessor may terminate this Lease after the Lessee defaults in accordance with clause 12.1 and after the Lessor has served notice of breach of covenant (if required by law) by:

      (a) re-entering and taking possession of the Premises, using reasonable force to secure possession;

      (b)  serving written notice of termination on the Lessee; or

      (c) instituting proceedings for possession of the Premises against the Lessee.

12.3  ESSENTIAL TERMS

      (a) Each of the following obligations of the Lessee under this Lease is an essential term of this Lease:

           (i)    to pay Rent under clause 3.1;

           (ii)   to pay the Lessee's Contribution-under clause 4;

           (iii)  to pay GST under clause 5;

           (iv)   regarding use of the Premises under clause 7.1(a);

           (v) to obtain all consents to carry on the Permitted Use under clause 7.1(b);

           (vi)   to comply with all rules under 7.1(d);

           (vii)  to maintain the Premises under clause 7.2;

           (viii) to comply with all Environmental Laws under clause 8.2;

           (ix)   to take out and maintain insurance under clause 9; and

           (x) regarding assignment of this Lease, or anything else under clause 11.

          (b) Any other obligation of the Lessee under this Lease may also be an essential term.

12.4      BREACH OF ESSENTIAL TERM

          The Lessor may treat the Lessee's breach of an essential term as a repudiation of this Lease and may terminate this Lease for breach of the essential term and for repudiation. The Lessor is then entitled to immediate possession of the Premises.

12.5      LESSOR'S ENTITLEMENT TO DAMAGES

          (a)  If the Lessee:

               (i)   repudiates this Lease;

               (ii)  breaches an essential term under this Lease; or

               (iii) defaults under this Lease in any other way,

               the Lessee must compensate the Lessor for the loss or damage suffered by the Lessor as a consequence of the repudiation, breach or other default.

          (b) The compensation payable by the Lessee under paragraph (a) extends to the loss or damage suffered by the Lessor during the Term, including the periods before and after any termination of this Lease.

          (c) The Lessee's obligation to compensate the Lessor for loss or damage is not affected if:

               (i)   the Lessee abandons or vacates the Premises;

               (ii)  the Lessor elects to re-enter or to terminate this Lease;

               (iii) the Lessor accepts the Lessee's repudiation; or

               (iv) the parties' conduct constitutes a surrender by operation of law.

12.6      INSTITUTING PROCEEDINGS

          The Lessor may institute legal proceedings claiming damages against the Lessee in respect of the Term:

          (a) including the periods before and after the Lessee vacates the Premises;

          (b) including the periods before and after the abandonment, termination, repudiation, acceptance of repudiation or surrender by operation of law referred to in clause 12.5(c); and

          (c) whether the proceedings are instituted before or after the conduct referred to in clause 12.5(c).

12.7  LESSOR'S OTHER RIGHTS

      The Lessor's right to compensation for loss or damage is in addition to its right to:

      (a) recover Rent and the Lessee's Contribution until the Terminating Date or termination of this Lease;

      (b)   receive interest under clause 7.9; and

      (c)   recover costs and expenses under clause 15.2.

12.8  LESSEE'S OBLIGATIONS ON TERMINATION

      The Lessee must do the following at its cost before the earlier of the Terminating Date and the termination of this Lease:

      (a) remove all rubbish and the Lessee's Property from the Premises, unless the Lessor agrees or directs otherwise, and make good any damage caused by removal;

      (b) give vacant possession of the Premises and return the Premises to the equivalent standard as existed prior to the Occupation Date;

      (c) remove any signs, advertisements, notices or boardings erected or painted by it on the Building;

      (d) hand over all keys to the Premises and the Building, including security access devices; and

      (e) immediately repair any damage caused to the Building in the course of complying with this clause.

12.9  STORAGE OF LESSEE'S PROPERTY

      (a) If the Lessee does not remove the Lessee's Property or remedy any damage under clause 12.8, the Lessor may do so and store the Lessee's Property at the Lessee's cost.

      (b) If the Lessee does not remove any Lessee's Property from the Premises or from the place where it is stored by the Lessor within seven days of being asked to do so by the Lessor, that Lessee's Property becomes the property of the Lessor if the Lessor so elects.

12.10 DIRECTORY

      The Lessee must reimburse the Lessor for the cost incurred by the Lessor in removing the Lessee's name from any directory or electronic display system in the Building at the end of this Lease.

13.  POWER OF ATTORNEY

13.1 APPOINTMENT OF ATTORNEY

     The Lessee irrevocably appoints the Lessor and each officer (as defined in the Corporations Act) of the Lessor severally as its attorney to:

     (a)  complete this Lease;

     (b) do anything that the Lessee must or may do under this Lease if the Lessor considers that the Lessee has not done it or has not done it properly;

     (c) do anything that the Attorney considers is necessary or desirable to remedy any breach of this Lease by the Lessee of this Lease;

     (d) exercise any right, power, authority, discretion or remedy of the Lessee under this Lease, after the Lessee has breached this Lease; and

     (e) execute a transfer or surrender of this Lease, after the Lessee has breached this Lease.

     Each Attorney may appoint and remove substitutes, and may delegate its powers (including this power of delegation) and revoke any delegation.

13.2 GENERAL

     (a) An Attorney may do anything contemplated by this clause even if the Attorney is affected by an actual or potential conflict of interest or duty, or might benefit from it.

     (b) An Attorney may do anything contemplated by this clause in its name, in the name of the Lessee or in the name of both of them.

     (c)  The Lessee must ratify anything done by an Attorney under this clause.

     (d)  The Lessee gives the power of Attorney in this clause:

          (i) to secure performance by the Lessee of its obligations to the Lessor under this Lease and any property interest of the Lessor under this Lease; and

          (ii) for valuable consideration, receipt of which is acknowledged by the Lessee.

13.3 PROTECTED POWER

     If the Lessee is a natural person, the power of attorney is given with the intention that it continues even if the Lessee suffers loss of capacity through unsoundness of mind after signing this Lease.

14.  NOTICES

14.1 HOW TO GIVE A NOTICE

     A notice, consent or other communication under this Lease is only effective if it is:

     (a)  in writing, signed by or on behalf of the person giving it;

     (b)  addressed to the person to whom it is to be given; and

     (c)  either:

          (i) delivered or sent by pre-paid mail (by airmail, if the addressee is overseas) to that person's address; or

          (ii) sent by fax to that person's fax number and the machine from which it is sent produces a report that states that it was sent in full.

14.2 WHEN A NOTICE IS GIVEN

     A notice, consent or other communication that complies with this clause is regarded as given and received:

     (a)  if it is delivered or sent by fax:

          (i)  by 5:00 pm (local time in the place of receipt) on a Business Day
               - on that day; or

          (ii) after 5:00 pm (local time in the place of receipt) on a Business Day, or on a day that is not a Business Day - on the next Business Day; and

     (b)  if it is sent by mail:

          (i)  within Australia - 7 Business Days after posting; or

          (ii) to or from a place outside Australia - 14 Business Days after posting.

14.3 ADDRESS FOR NOTICES

     A person's address and fax number are those set out below that person's name in the relevant Item in the Reference Schedule, or as the person notifies the sender.

15.  GENERAL

15.1 GOVERNING LAW

     This Lease is governed by the law in force in New South Wales.

15.2  LIABILITY FOR EXPENSES

      The Lessee must indemnify the Lessor against, and must pay to the Lessor on demand the amount of, all costs and expenses incurred in connection with:

      (a) the negotiation, preparation, execution, stamping and registration of this Lease and any further lease;

      (b) any assignment, sublease, licence, mortgage, charge or other encumbrance referred to in clause 11;

      (c) any default by the Lessee or the Lessee's Agents under this Lease and the enforcement or protection, or attempted enforcement or protection of any right under this Lease;

      (d)  any transactions that this Lease contemplates; and

      (e)  any amendment to, or waiver of or under, this Lease; and

      (f) any request for the consent or approval of the Lessor or its mortgagee,

      including legal expenses on a full indemnity basis, administration costs of the Lessor and expenses incurred in engaging consultants.

15.3  GIVING EFFECT TO THIS LEASE

      Each party must do anything (including execute any document), and must ensure that its employees and agents do anything (including execute any document), that any other party may reasonably require to give full effect to this Lease.

15.4  WAIVER OF RIGHTS

      (a) A right may only be waived in writing, signed by the party giving the waiver, and:

           (i) no other conduct of a party (including a failure to exercise, or delay in exercising, the right) operates as a waiver of the right or otherwise prevents the exercise of the right;

           (ii) a waiver of a right on one or more occasions does not operate as a waiver of that right if it arises again; and

           (iii) the exercise of a right does not prevent any further exercise of that right or of any other right.

      (b) The Lessor's acceptance of any arrears or late payment of Rent, the Lessee's Contribution or other money under this Lease does not operate as a waiver of:

           (i) the essentiality of the Lessee's obligation to pay Rent, the Lessee's Contribution or other money in respect of those arrears or the late payment; or

          (ii) the Lessee's continuing obligation to pay Rent, the Lessee's Contribution or other money during the Term.

15.5 OPERATION OF THIS LEASE

     (a) This Lease contains the entire agreement between the parties about its subject matter. Any previous understanding, agreement, representation or warranty relating to that subject matter is replaced by this Lease and has no further effect.

     (b) Any right that a person may have under this Lease is in addition to, and does not replace or limit, any other right that the person may have.

     (c) Any provision of this Lease which is unenforceable or partly unenforceable is, where possible, to be severed to the extent necessary to make this Lease enforceable, unless this would materially change the intended effect of this Lease.

15.6 OPERATION OF INDEMNITIES

     (a) Each indemnity of the Lessee in this Lease survives the expiry or termination of this Lease.

     (b) The Lessor may recover a payment under an indemnity in this Lease before it makes the payment in respect of which the indemnity is given.

     (c) If payment under an indemnity gives rise to a liability to pay GST, the payer must pay, and indemnify the payee against, the amount of that GST.

     (d) If a party has an indemnity for a cost on which that party must pay GST, the indemnity is for the cost plus all GST (except any GST for which that party can obtain an input tax credit).

15.7 LESSOR'S CONSENT

     If the Lessor's consent is required for anything under this Lease, that consent:

     (a)  must be in writing;

     (b) may be given, either conditionally or unconditionally, or withheld, in the Lessor's absolute discretion,

     unless this Lease states otherwise.

15.8 NO MERGER

     The provisions of this Lease do not merge on termination.

15.9 EXCLUSION OF CONTRARY LEGISLATION

     Any legislation that adversely affects an obligation of the Lessee, or the exercise by the Lessor of a right or remedy, under or relating to this Lease is excluded to the full extent permitted by law.

15.10 COUNTERPARTS

      This Lease may be executed in counterparts.

15.11 COMPLIANCE

      Each party must comply with all applicable statutes, regulations and by-laws relating to health, safety, noise and other standards with respect to the Premises.

15.12 EXCLUSION OF STATUTORY PROVISIONS

      The covenants, powers and provisions implied in leases by sections 84, 84A, 85 and 86 of the Conveyancing Act 1919 (NSW) do not apply to this Lease.

15.13 MITIGATION

      Each party must take all reasonable steps to minimise any loss or damage resulting from a breach of this Lease by the other party.

15.14 PAYMENT AFTER NOTICE

      (a) If either party gives a notice terminating this Lease, or the Lessor gives a notice demanding immediate possession of the Premises, the Lessor's acceptance of, or demand for, Rent or any other money:

            (i)   is not evidence of a new lease for the Premises; and

            (ii)  does not alter the legal effect of the notice.

      (b) If the Lessee continues to occupy the Premises unlawfully after termination of this Lease the Lessee must pay (by weekly instalments) an amount equal to the total of the Rent plus other money payable by the Lessee to the Lessor under this Lease as compensation for its occupation of the Premises.

15.15 LESSEE'S WARRANTY

      The Lessee warrants that it has not been induced to enter into this Lease by any express or implied statement, warranty or representation:

      (a)   whether oral, written or otherwise;

      (b) made by or on behalf of the Lessor in respect of the Land or the Premises or anything relating to, or which could have an effect on, the Land or the Premises including but not limited to:

            (i)   the fitness or suitability of the Premises for any purpose;

            (ii)  any fixtures, facilities or amenities on the Land; or


            (iii) the conduct of any other business in the Building.

16.  GUARANTEE AND INDEMNITY

16.1 DEFINITIONS IN THIS CLAUSE

     In this clause unless the contrary intention appears:

     "BANKRUPTCY" means:

     (a) in relation to a corporation, being in liquidation on the grounds of its insolvency;

     (b) in relation to an individual, being an insolvent under administration (as defined in the Corporations Act); and

     (c) anything analogous or having a similar effect under the law of any relevant jurisdiction.

     "GUARANTOR'S OBLIGATIONS" means all obligations of the Guarantor (whether present, future, actual or contingent) under this Lease.

     "LEASE" includes a variation, assignment, replacement, extension or renewal of, or holding over under, this Lease.

     "LESSEE'S OBLIGATIONS" means all obligations of the Lessee (whether present, future, actual or contingent) under this Lease.

16.2 GUARANTEE

     In consideration of the Lessor entering into this Lease at the Guarantor's request, the Guarantor unconditionally and irrevocably guarantees to the Lessor the punctual performance of all the Lessee's Obligations by the Lessee.

16.3 INDEMNITY

     (a) The Guarantor indemnifies the Lessor against any claim, loss, liability or expense incurred by the Lessor:

          (i) which is caused or contributed to by the Lessee's failure to perform any of the Lessee's Obligations;

          (ii)  because this Lease is void, voidable or otherwise unenforceable;

          (iii) because this Lease terminates, other than by agreement between the Lessor and Lessee or the expiration of this Lease;

          (iv) because this Lease is disclaimed by a liquidator or trustee in bankruptcy;

          (v) because any money payable by the Lessee under this Lease is irrecoverable or refundable; or

          (vi)  because of the Bankruptcy of the Lessee.

     (b) The Guarantor must pay on demand any money owing to the Lessor under this indemnity.

     (c) The Guarantor's obligations under this clause 16.3 are separate and independent from its obligations under clause 16.2.

16.4 PROTECTION AND RIGHTS OF LESSOR

     (a)  The Guarantor must not:

          (i) exercise its right to be subrogated to the Lessor's rights against the Lessee or any other surety or any security of the Lessor;

          (ii)  exercise any right as surety in competition with the Lessor; or

          (iii) prove in the Bankruptcy of:

                (A) the Lessee; or

                (B) any other surety for the Lessee's Obligations, in
                    competition with the Lessor.

     (b) The Guarantor must pay the Lessor on written demand by the Lessor all expenses incurred by the Lessor in respect of the Lessor's exercise or attempted exercise of any right under this clause 16.

     (c) If the Lessor disposes of the benefit of this Lease, the disponee receives the benefit of the Guarantor's obligations under this clause 16.

     (d) The Guarantor's Obligations are continuing obligations and are irrevocable and unconditional.

     (e) The Guarantor's Obligations are not affected by anything which might, but for this clause 16.4(e), end or limit the Guarantor's Obligations including, but not limited to, the following:

          (i)   this Lease not being registered;

          (ii)  a sub-lease of the Premies;

          (iii) any release, extension of time for payment or other indulgence granted to the Lessee or any other surety of the Lessee's Obligations;

          (iv) any release or impairment of or defect in any security for the Lessee's Obligations or any obligation of any other surety of the Lessee's Obligations;

          (v) any act or omission by the Lessor which prejudices the Guarantor;

          (vi)  the death or legal disability of the Guarantor;

           (vii) any Guarantor not executing or otherwise not being bound by this Lease or any other guarantee of or security for the Lessee's Obligations contemplated by the Lessor, Lessee or Guarantor; or

           (viii) anything which may end or limit the Guarantor's recourse to any person or property for the recovery of moneys paid by the Guarantor under this Lease.

      (f) The Guarantor's Obligations may be enforced against the Guarantor without the Lessor being required to first exercise any right against the Lessee or enforce any security for the Lessee's Obligations.

      (g) If any transaction or payment relating to the Lessee's Obligations is void, voidable, unenforceable or refundable:

           (i) the Guarantor's Obligations are the same as if the transaction or payment was not void, voidable, unenforceable or refundable; and

           (ii) the Guarantor must immediately do everything required by the Lessor to restore to the Lessor the benefit of the Guarantor's liability under this Lease which existed immediately before the transaction or payment and it irrevocably authorises the Lessor to do any such thing on its behalf.

           Any dispute settlement, certificate, determination, judgment, order or award which is binding on the Lessee is also binding on the Guarantor.

17.   OPTION TO RENEW

17.1  GRANT OF NEW LEASE

      If an Option Term is specified in Item 13(a) the Lessor must grant to the Lessee, at the Lessee's cost, a new lease of the Premises for that Option Term if:

      (a) the Lessee gives the Lessor written notice during the Option Exercise Period that the Lessee wants a lease of the Premises for the Option Term; and

      (b) the Lessee is not in default under this Lease on the date of the notice or on the Terminating Date.

17.2  TERMS OF NEW LEASE

      The new lease contains the same terms and conditions as this Lease except that:

      (a) (RENT) the Rent is the Rent payable on the Terminating Date, subject to any review provided for in this Lease;

      (b) (TERM) the Term, Commencing Date and Terminating Date specified in Items 12(a), (b) and (c) replace those in Item 6;

      (c) (REVIEWS) the Review Dates and types of reviews specified in Item 8 for the Term are replaced with those for the First Option;

     (d) (PUBLIC LIABILITY INSURANCE) the amount specified in Item 11 is replaced with the amount applicable on the last day of the Term or any other amount the Lessor reasonably requires;

     (e) (COVER PAGE) any necessary changes are made to the term details on the cover page;

     (f) (VARIATIONS) the new lease includes any variations made to this Lease during the Term;

     (g) (CHANGE IN THE LAW) the new lease includes any term which the Lessor reasonably requires due to any change in the law;

     (h) (1 OPTION) if Item 13 of this Lease contains details for only the First Option:

          (i)  clause 17 is deleted; and

          (ii) the details for the First Option are deleted in Items 8 and 13 and the words "not applicable" are inserted there;

18.  SECURITY DEPOSIT AND BANK GUARANTEE

18.1 SECURITY DEPOSIT

     (a) The Lessee must deposit with the Lessor the amount specified in Item 16 as a security deposit to be held by the Lessor and applied towards remedying any default by the Lessee under this Lease.

     (b) If the Lessor applies any part of the security deposit and this Lease is not terminated, the Lessee must pay the amount appropriated to the Lessor to maintain the security deposit.

     (c) The Lessee must deposit an additional amount as security deposit on each Review Date to maintain the security deposit as equal to the amount specified in Item 16.

     (d) Within 14 days of the Lessor receiving a written request from the Lessee after the termination of this Lease, the Lessor must refund to the Lessee that part of the security deposit which has not been appropriated by the Lessor under this clause 18.1.

     (e) If the Lessor (the "TRANSFEROR") transfers its interest in the Premises and transfers the security deposit to the transferee, the transferor is released from all obligations to the Lessee in relation to the security deposit.

18.2 BANK GUARANTEE

     (a) If an amount is specified in Item 15, the Lessee must give a bank guarantee to the Lessor before the Commencing Date. The bank guarantee must:

          (i)  be issued by a bank approved by the Lessor;

          (ii) contain an unconditional undertaking to pay the Lessor on demand, and any other terms required by the Lessor;

          (iii) subject to paragraph (b), be for the amount specified in Item 15; and

          (iv)  not expire earlier than six months after the Terminating Date.


     (b) If the Rent increases, the Lessee must give the Lessor an additional or replacement guarantee so that the amount specified in Item 15 is guaranteed.

     (c) If the Lessee defaults under this Lease the Lessor may call on the bank guarantee without notice to the Lessee, and apply the proceeds towards remedying the default.

     (d) If the Lessor has called on the bank guarantee and, after the Lessee's default has been remedied, there are surplus funds held by the Lessor, the Lessor may hold that surplus as a security deposit until the Lessee replaces the bank guarantee.

     (e) If the Lessor (the "TRANSFEROR") transfers its interest in the Premises and hands over the bank guarantee to the transferee, the transferor is released from all obligations to the Lessee in relation to the bank guarantee. If requested by the transferee, the Lessee must promptly give to the transferee a replacement bank guarantee in favour of the transferee. If the Lessee does not provide the replacement bank guarantee, the transferor may make demand under the bank guarantee and hand over the proceeds to the transferee to hold as a security deposit instead of the bank guarantee until the Lessee provides the replacement bank guarantee to the transferee.

19.  CAR PARK LICENCE

19.1 GRANT

     The Lessor grants to the Lessee an non-exclusive licence for the term to park 12 cars in the Common Areas in the spaces designated by the Lessor from time to time.

19.2 TERMS OF LICENCE

     The Lessee acknowledges and agrees that the provisions of this Lease apply to the area licensed under clause 19.1 as if they form part of the Premises.

20.  COMMON AREA LICENCE

20.1 GRANT

     The Lessor grants to the Lessee an non-exclusive licence to install an above ground diesel generator in the Licensed Area for the Term.

20.2 TERMS OF LICENCE

     The Lessee acknowledges and agrees that the provisions of this Lease apply to the Licensed Area as if they form part of the Premises.

21.  LESSEE'S WORKS

21.1 On or before the 15 January 2003, the Lessee must construct an intertenancy fence in the existing warehouse to separate the Premises from the neighbouring tenancy.

21.2 The Lessor grants the Lessee a non-exclusive licence of the Works Licensed Area for the period reasonably required to complete the Lessee's Works.

21.3 The Lessee acknowledges and agrees that the provisions of this Lease apply to the Works Licensed Area as if they form part of the Premises.

22.  COMPLETION OF LEASE

22.1 On completion of construction of the intertenancy fence in accordance with clause 21.1, the Lessor must procure the carrying out of a survey of the Premises (at the Lessee's cost) to determine the Lettable Area.

22.2 If the Lettable Area of the Premises is less than 658.5 square metres or greater than 678.5 square metres then the Lessor and the Lessee agree that the Rent for inclusion at Item 7 will be replaced with the amount calculated in accordance with the following formula:

     Rent = $122,335 + (Lettable Area of warehouse component of Premises x $150) + (Lettable Area of Premises x $25)

22.3 If the Rent is increased pursuant to clause 22.2, the Lessee must, within 14 days of the calculation, pay to the Lessor all additional Rent owing from the Commencing Date.

22.4 If the Rent is decreased pursuant to clause 22.2 the Lessor must credit to the Lessee against the next month's Rent an amount equivalent the overpaid Rent.

22.5 The Lessee irrevocably authorises and directs the Lessor's solicitors to complete the Lease by inserting:

     (a)  Rent at Item 7;

     (b)  Attaching the survey plan of the Premises; and

     (c)  any other amendments agreed in writing between the Lessor and Lessee.

23.  LESSEE'S WORKS AND LESSEE'S FITOUT

23.1  LESSEE'S DRAWINGS AND SPECIFICATIONS

     (a) The Lessee must, as soon as practicable after executing this Lease and at its cost, prepare and give to the Lessor:

          (i) two copies of detailed working drawings and specifications of the Lessee's Fitout and the Lessee's Works, which the Lessee proposes to carry out; and

          (ii) the names and other relevant details of the architect and the contractors that the Lessee intends to use.

'     (b)  The Lessor must, as soon as practicable, notify the Lessee:

          (i) whether or not the Lessor approves of, or requires alterations to, the drawings and specifications received under paragraph
               (a)(i); and

          (ii) whether or not it approves of the architect and the contractors that the Lessee intends to use.

     (c) If the Lessor does not approve of the drawings and specifications the Lessee must alter and resubmit them.

     (d) The Lessor must not unreasonably withhold its approval under this clause.

23.2 AUTHORISATIONS

     The Lessee must not start the Lessee's Fitout or the Lessee's Works until:

     (a)  the Lessor approves of the drawings and specifications under clause
          23.1.

     (b) the Lessee gives the Lessor copies of all Authorisations required for the Lessee's Fitout and Lessee's Works; and

     (c) the Lessor approves the contractors and architect that the Lessee intends to use to carry out the Lessee's Fitout and Lessee's Works.

23.3 CONDITIONS REGARDING LESSEE'S FITOUT

     The Lessee must:

     (a) (TIMING) start and complete the Lessee's Fitout and Lessors Works as soon as practicable after the Lessor approves of the drawings and specifications and the Lessee's architect and contractors under clause 23.1;

     (b) (LESSOR'S APPROVAL) complete the Lessee's Fitout and Lessors Works in accordance with the plans and specifications approved by the Lessor under clause 23.1;

     (c) (LESSOR'S DIRECTIONS) comply with, and ensure that its contractors and employees comply with, all reasonable directions of the Lessor in relation to the carrying out of the Lessee's Fitout and Lessor's Works;

     (d) (NO DISTURBANCE) cause as little disturbance as possible to the Lessor or any other occupier of, or invitee in, the Building;

     (e) (COMPLIANCE) comply with all relevant statutes, Authorisations and requirements of any Government Agency in relation to the Lessee's Fitout and Lessee's Works;

     (f) (COMPETENCY) carry out the Lessee's Fitout and Lessee's Works in a workmanlike and competent manner;

     (g) (REMOVAL OF RUBBISH) remove from the Building all rubbish or debris resulting from the Lessee's Fitout or Lessee's Works;

     (h) (REPAIR DAMAGE) repair any damage directly or indirectly caused to the Building by the carrying out of the Lessee's Fitout or Lessee's Works;

     (i) (NOTICE OF COMPLETION) give the Lessor five Business Days notice of when the Lessee's Fitout or Lessee's Works are likely to be completed; and

     (j) (HEAVY EQUIPMENT) not bring any heavy equipment into the Building unless it is required to carry out the Lessee's Fitout or Lessee's Works and it complies with the maximum floor loading weights for the Building.

23.4 INSURANCE

     Clauses 9 of the Lease applies from the time the Lessee begins the Lessee's Fitout or Lessee's Works.

23.5 STRUCTURAL WORK OR ALTERATIONS TO SERVICES

     If any alteration is required to the services provided or to be provided to the Premises or to the Building, or to any plant or equipment in the
     Building:

     (a)  the Lessee must pay for the required alteration; and

     (b) the Lessor may elect to carry out the required alteration itself, at the Lessee's cost.

23.6 PRESERVATION OF LESSOR'S WARRANTIES

     The Lessee must not carry out any Lessee's Fitout or Lessee's Works or carry them out in any way which could prejudice the Lessor's rights under any builder's, contractor's or other warranties in relation to the Building.

23.7 OCCUPATION AS LICENSEE

     The Lessee occupies the Premises and the Licensed Area until the Commencing Date as a licensee and not as a tenant.

                                   SCHEDULE 1

                                     RULES

1. Lessees must not erect any sign, advertisement or notice on the inside or outside of their premises or anywhere in the building unless the location, colour, size and style are first approved in writing by the lessor.

2. Lessees must use entrance passages, halls, staircases and fire escapes only for entering and exiting their premises, and must not obstruct them.

3. Lessees must comply with the regulations of public authorities and with the terms of any insurance policy for the building or its contents.

4. Lessees must not interfere with each other's rights or injure or annoy each other.

5. Lessees must securely lock all doors and windows in their premises when unoccupied. If a lessee does not do so, the lessor or its agents, employees or contractors may enter the premises and do so.

6.   Lessees must not burn any rubbish or other thing on the Land.

                                      PLAN

Certified correct for the purposes of the Real Property Act 1900 by the corporation named below the common seal of which was affixed pursuant to the authority specified and in the presence of the authorised person(s) whose signature(s) appear(s) below.

Corporation:   LEGO AUSTRALIA PTY LIMITED

Authority:     Section 127 of the Corporations Act



----------------------------------            ----------------------------------
Signature of authorised person                Signature of authorised person



----------------------------------            ----------------------------------
Name of authorised person                     Name of authorised person


Director, Secretary, Sole Director/Secretary
--------------------------------------------
Office held

Director, Secretary, Sole Director/Secretary
--------------------------------------------
Office held


Certified correct for the purposes of the Real Property Act 1900 by the corporation named below the common seal of which was affixed pursuant to the authority specified and in the presence of the authorised person(s) whose signature(s) appear(s) below.

Corporation:   ISOLAGEN AUSTRALIA PTY LIMITED

Authority:     Section 127 of the Corporations Act


/s/ Michael Macaluso
----------------------------------            ----------------------------------
Signature of authorised person                Signature of authorised person


Michael Macaluso
----------------------------------            ----------------------------------
Name of authorised person                     Name of authorised person


Director, Secretary, Sole Director/Secretary
--------------------------------------------
Office held - CEO

Director, Secretary, Sole Director/Secretary
--------------------------------------------
Office held